EXHIBIT 10.20

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                                 PREFERRED STOCK



                               PURCHASE AGREEMENT





                                 1150 SHARES OF
                               PREFERRED STOCK OF
                                  BIOSEQ, INC.






                          Dated: as of October 7, 1996



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                       PREFERRED STOCK PURCHASE AGREEMENT
                       ----------------------------------

                                TABLE OF CONTENTS
                                -----------------

PARTIES

RECITALS

ARTICLE 1. PURCHASE AND SALE OF SECURITIES.........................................................................  1
   1.1 Authorization:  Filing of Amended and Restated Articles of Organization.....................................  1
   1.2 Purchase and Sale of Securities.............................................................................  2
   1.3 Closing.....................................................................................................  2


ARTICLE 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY...........................................................  2
   2.1. Organization and Qualification.............................................................................  2
   2.2. Subsidiaries...............................................................................................  3
   2.3 Capitalization..............................................................................................  3
   2.4 Authorization of Transaction................................................................................  3
   2.5 Approvals; Compliance With Laws.............................................................................  3
   2.6 Financial Statements........................................................................................  4
   2.7 Title to Properties.........................................................................................  4
   2.8 Payment of Taxes............................................................................................  4
   2.9 Absence of Undisclosed Liabilities..........................................................................  4
   2.10 Absence of Certain Changes.................................................................................  5
   2.11 Contracts and Commitments..................................................................................  6
   2.12 Intellectual Property......................................................................................  6
   2.13 Compliance with Other Instruments..........................................................................  6
   2.14 Litigation.................................................................................................  7
   2.15 Permits and Licenses; Compliance with Law..................................................................  7
   2.16 Offerees; Sales of Securities..............................................................................  7
   2.17 Brokerage..................................................................................................  7
   2.18 Investment Materials.......................................................................................  7
   2.19 Disclosure.................................................................................................  8
   2.20 Certain Transactions.......................................................................................  8
   2.21 Corporate Documents; Minute Books..........................................................................  8
   2.22 Employee Benefit Plans.....................................................................................  8
   2.23 Environmental and Safety Laws..............................................................................  8
   2.24 Insurance..................................................................................................  8
   2.25 Labor Agreements and Actions...............................................................................  9
   2.26 Registration Rights........................................................................................  9


ARTICLE 3. REPRESENTATIONS AND WARRANTIES OF INVESTOR..............................................................  9
   3.1 Investment Intent...........................................................................................  9
   3.2 Authorization...............................................................................................  9
   3.3 Restricted Securities.......................................................................................  9
   3.4 Brokerage...................................................................................................  9
   3.5 Due Organization............................................................................................ 10
   3.6. No Conflict................................................................................................ 10



                                      -i-



  CONDITIONS OF INVESTOR'S AND COMPANY'S OBLIGATION................................................................ 10
   4.1 Representations and Warranties.............................................................................. 10
   4.2 Performance; No Breach...................................................................................... 10
   4.3 Consents and Waivers........................................................................................ 10
   4.4 Corporate Proceedings....................................................................................... 10
   4.5 Other Agreements............................................................................................ 11
   4.6 Charter..................................................................................................... 11
   4.7 Legal Action................................................................................................ 11
   4.8 No Material Adverse Change.................................................................................. 11
   4.8. Officer's Certificate...................................................................................... 11
   4.9 Compliance Certificate...................................................................................... 11
   4.10 Opinion of Counsel for Company............................................................................. 12
   4.11 Representations and Warranties............................................................................. 12
   4.12 Performance; No Breach..................................................................................... 12
   4.13 Consents and Waivers....................................................................................... 12
   4.14 Corporate Proceedings...................................................................................... 12
   4.15 Legal Action............................................................................................... 12
   4.16 Compliance Certificate..................................................................................... 13


ARTICLE 5. COVENANTS OF THE COMPANY................................................................................ 13
   5.1 Corporate Existence......................................................................................... 13
   5.2 Furnishing of Financial Statements and Information.......................................................... 13
   5.3 Inspection.................................................................................................. 14
   5.4 Meetings of Board of Directors.............................................................................. 14
   5.5 Transactions with Affiliates................................................................................ 14
   5.6 Use of Proceeds............................................................................................. 14
   5.7 Employee Nondisclosure and Inventions Agreement............................................................. 15
   5.8 Changes in Outstanding Securities........................................................................... 15
   5.9 Most Favored Nation Status.................................................................................. 15
   5.10 Offerees; Sales of Securities.............................................................................. 15


ARTICLE 6. REGISTRATION RIGHTS..................................................................................... 15
   6.1 Three Required Registrations................................................................................ 15
   6.2 Piggyback Registration Rights............................................................................... 16
   6.3 Registration Procedures..................................................................................... 17
   6.4 Expenses.................................................................................................... 19
   6.5 Indemnification............................................................................................. 19
   6.6 Exclusive Obligation to Register............................................................................ 21


ARTICLE 7.   PARTICIPATION IN FUTURE OFFERINGS..................................................................... 21
   7.1 Participation in Future Offerings........................................................................... 21
   7.2  Notice..................................................................................................... 21
   7.3 Acceptance.................................................................................................. 22
   7.4 Percentage Interest......................................................................................... 22
   7.5 No Accumulation............................................................................................. 22
   7.6 Termination of Rights....................................................................................... 22


ARTICLE 8.  RESERVED............................................................................................... 22


ARTICLE 9. DEFINITIONS............................................................................................. 22



                                      -ii-



ARTICLE 10. MISCELLANEOUS.......................................................................................... 24
   10.1 Termination................................................................................................ 24
   10.2 Survival of Representations and Covenants.................................................................. 24
   10.3 Breach..................................................................................................... 24
   10.4 Notices.................................................................................................... 24
   10.5 Costs and Expenses......................................................................................... 25
   10.6 Confidentiality............................................................................................ 25
   10.7 Assignment; Rights of Successors and Assigns............................................................... 25
   10.8 Research and Development Services.......................................................................... 26
   10.9 Entire Agreement........................................................................................... 26
   10.10 Amendments and Waivers.................................................................................... 26
   10.11 Governing Law; Severability............................................................................... 26
   10.12 Counterparts.............................................................................................. 27
   10.13 Effect of Table of Contents and Headings.................................................................. 27

SIGNATURES

LIST OF SCHEDULES AND EXHIBITS

Schedule A  -        Description of Milestones
Schedule B  -        Disclosure Schedule
Exhibit A   -        Amended and Restated Articles of Organization
Exhibit B   -        Financial Statements
Exhibit C   -        License Agreement between
                     BioSeq, Inc. and BioMolecular Assays, Inc.
Exhibit D   -        Warrant Agreement
Exhibit E   -        Stockholders' Agreement
Exhibit F   -        License Agreement between BioSeq, Inc. and the Investor
Exhibit G   -        Legal Opinion of Company Counsel
Exhibit H   -        Employee Nondisclosure and Inventions Agreement




                                     -iii-






                       PREFERRED STOCK PURCHASE AGREEMENT
                       ----------------------------------


        PURCHASE AGREEMENT entered into as of the 7th day of October, 1996 by and between BioSeq, Inc. a Massachusetts corporation with its principal place of business at 25 Olympia Avenue, Unit #F, Woburn, MA 01801 (the "Company"), BioMolecular Assays, Inc., a Massachusetts corporation and principal stockholder of the Company (the "Stockholder") and Boston Biomedica, Inc. (the "Investor").

                              W I T N E S S E T H:
                              --------------------

        WHEREAS, the Company and the Stockholder is desirous of raising additional capital for the Company, and the Investor is interested in investing in the Company;

        WHEREAS, in order to induce the Investor to invest in the Company, the Stockholder has agreed to become a party to this Agreement with respect to the representations and warranties contained in Article 2 hereof;

        WHEREAS, the Company desires to grant to the Investor and the Investor desires to acquire from the Company an exclusive, worldwide license to use the Company's Pressure Cycling Reactor Technology; and

        WHEREAS, the Company and the Investor desire to establish a research and development arrangement under which the Investor will perform research and development services for the Company with respect to certain aspects of the Pressure Cycling Reactor Technology;

        NOW, THEREFORE, in consideration of the mutual agreements contained herein, the parties hereto agree as follows:

ARTICLE 1.        PURCHASE AND SALE OF SECURITIES

1.1 Authorization: Filing of Amended and Restated Articles of Organization. The Company has authorized the issuance and sale pursuant to the terms and conditions hereof of up to 300 shares of its Series A Convertible Preferred Stock, par value $.01 per share, 550 shares of its Series B Convertible Preferred Stock, par value $.01 per share, and 300 shares of its Series C Convertible Preferred Stock, par value $.01 per share, having the rights, restrictions, privileges and preferences as set forth in the form of the Amended and Restated Articles of Organization of the Company (the "Charter"), attached hereto as Exhibit A. Such shares of Series A Convertible Preferred Stock, Series B Convertible Preferred Stock and Series C Convertible Preferred Stock are sometimes hereinafter referred to collectively as the "Shares." The Company shall adopt and file the Charter with the Secretary of State of the Commonwealth of Massachusetts on or before the first Closing (as defined below).

1.2 Purchase and Sale of Securities. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of the Company and the Stockholder contained herein, the Investor agrees to purchase from the Company, and the Company agrees to sell to the Investor, on each date set forth below, the specified number of Shares at the price per share indicated:

            (i) 300 Shares of Series A Convertible Preferred Stock on October 4, 1996, at a per share price of seven hundred ($700.00) dollars, for aggregate consideration of two hundred ten thousand ($210,000) dollars;

            (ii) subject to the closing of the Investor's initial public offering, 550 Shares of Series B Convertible Preferred Stock on or before the tenth business day following such closing, at a per share price of nine hundred fifty ($950.00) dollars, for aggregate consideration of five hundred twenty two thousand five hundred ($522,500.00) dollars, provided, however, that if the Investor's public offering is not closed by December 31, 1996, neither the Company nor the Investor shall have any obligation under this subparagraph;

            (iii) 300 Shares of Series C Convertible Preferred Stock on or before July 31, 1997, at a per share price of two thousand five hundred ($2,500.00) dollars, for aggregate consideration of seven hundred fifty thousand ($750,000.00) dollars, provided that the Company attains the milestones described on Schedule A attached hereto; provided, however, in the event that the Company does not attain such milestones by July 31, 1997, the Investor shall nevertheless have the right, exercisable in its sole discretion, to purchase the remaining 300 Shares until December 31, 1997 at the price set forth in this subparagraph (iii), and further provided that the Investor's right to purchase the Shares referenced in this subsection (iii) shall be applicable only if, and after, the Investor has made the full investment required by subsection (ii) above in accordance with its terms.

1.3 Closing. The first Closing and each Closing thereafter of the purchase and sale of the Shares of Common Stock contemplated by this Agreement (hereinafter, each a "Closing") shall take place at the offices of Brown, Rudnick, Freed & Gesmer at One Financial Center, Boston, Massachusetts on October 7, 1996, or at such other time, date and place as shall be mutually agreed by the Investor and the Company. At each Closing, the Company shall deliver to the Investor certificates for the number of Shares subscribed for against payment of the purchase price therefor.

ARTICLE 2.        REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company and Stockholder hereby represent and warrant to the Investor that:

2.1.  Organization  and  Qualification.   The  Company  is  a  corporation  duly
organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all required corporate power and authority to own its property, to carry on its business as presently conducted and to carry out the transactions contemplated hereby. The copies of the Charter and By-Laws of the Company, as amended to date, which have been furnished to counsel for the Investor by the Company, are correct and complete. The Company is qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the failure to be so



                                       2


qualified or to be in good standing could have a material adverse effect on the Company, its business or prospects.

2.2. Subsidiaries. The Company has no investments in any other corporation or business organization.

2.3 Capitalization. Immediately prior to the first Closing, the authorized capital stock of the Company consists of 25,000 shares of Common Stock, .01 par value, and 15,000 shares of Preferred Stock, of which 300 shares have been designated Series A Convertible Preferred Stock, 550 shares have been designated Series B Convertible Preferred Stock and 300 shares have been designated Series C Convertible Preferred Stock. Immediately prior to the Closing date, there were issued and outstanding 4,712 shares of Common Stock and no shares of Preferred Stock. All such issued and outstanding shares are validly issued and outstanding, fully paid and non-assessable. Except as disclosed on Schedule B hereto, there are no outstanding warrants, options or other rights to purchase or acquire, or preemptive rights with respect to the issuance or sale of, the Company's Common Stock. There are no securities of the Company directly or indirectly convertible into or exchangeable for shares of capital stock of the Company, and there are no restrictions on the transfer of the Company's Common Stock, except as disclosed in Schedule B hereto.

2.4 Authorization of Transaction. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate or other action of the Company and it is the valid and binding obligation of the Company, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and general principles of equity. The issuance of the Shares and the Common Stock upon conversion of the Shares pursuant to the terms of this Agreement and the Charter shall be, at the first Closing, duly and validly authorized, and no further approval or authority of the shareholders or the directors of the Company or of any governmental authority or agency will be required for the issuance and sale of the Shares and the underlying Common Stock as contemplated by this Agreement. The Shares when issued and sold to the Investor in compliance with this Agreement, and the shares of Common Stock issuable upon conversion of the Shares, when issued in accordance with the provisions of the Charter, will be duly and validly issued, fully paid and non-assessable. The rights, preferences, privileges and restrictions of the Series A Convertible Preferred Stock, Series B Convertible Preferred Stock and Series C Convertible Preferred Stock are as set forth in the Charter attached hereto as Exhibit A.

2.5 Approvals; Compliance With Laws. The Company is not in violation of its Charter or by-laws as of the date hereof. The execution, delivery and performance of this Agreement and the transactions contemplated hereby (i) do not require any approval or consent of, or filing with, any governmental agency or authority in the United States of America or otherwise which has not been obtained and which is not in full force and effect as of the date hereof, (ii) will not conflict with or constitute a breach or violation of the respective Charters or by-laws of the Company, and (iii) will not result in a violation of or any law or regulation to which they are subject.



                                       3



2.6 Financial Statements. Attached hereto as Exhibit B are the following consolidated financial statements of the Company and unconsolidated statements of such companies, audited or unaudited as indicated, all of which statements are complete and correct and fairly present the financial position of the Company on the dates of such statements and the results of their operations on the applicable basis for the periods covered thereby and have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved and prior periods (except that footnotes required in accordance with generally accepted accounting principles which are not material to the financial statements have not been included):

           Balance Sheet dated September 30, 1996 (unaudited)
           Income  Statement for the Twelve Month Period ended December 31, 1995
           (unaudited)   Income  Statement  for  the  Nine  Month  Period  ended
           September 30, 1996 (unaudited)

           The balance sheet included in the above financial statements is sometimes referred to hereinafter as the "Base Balance Sheet."

2.7 Title to Properties. The Company has good and marketable title to all of its properties and assets, free and clear of all liens, restrictions or encumbrances. All machinery and equipment included in such properties which is necessary to the business of the Company is in good condition and repair, and all leases of real or personal property to which the Company is a party are fully effective and afford the Company peaceful and undisturbed possession of the subject matter of the lease. The Company is not in violation of any zoning, building, safety or environmental ordinance, regulation or requirement or other law or regulation applicable to the operation of owned or leased properties, and has not received any notice of violation with which it has not complied.

2.8 Payment of Taxes. The Company has filed all federal, state and local income, excise or franchise tax returns, real estate and personal property tax returns, sales and use tax returns and other tax returns required to be filed by it and has paid all taxes owing by it except taxes which have not yet accrued or otherwise become due for which adequate provision has been made in the pertinent financial statements referred to in Section 2.6 above. The provisions for taxes reflected in the above-mentioned financial statements are adequate to cover any and all tax liabilities of the Company in respect of its business, properties and operations during the periods covered by said financial statements and all prior periods. Neither the Internal Revenue Service nor any other taxing authority is now asserting or, to the knowledge of the Company, threatening to assert against the Company any deficiency or claim for additional taxes or interest thereon or penalties in connection therewith.

2.9 Absence of Undisclosed Liabilities. The Company does not have any material accrued or contingent liability arising out of any transaction or state of facts existing prior to the date hereof other than (i) as reflected or reserved against in the Base Balance Sheet or (ii) liabilities arising in the ordinary course of its business since the date of the Base Balance Sheet.



                                       4


2.10 Absence of Certain Changes. Except as disclosed on Schedule B hereto, since the date of the Base Balance Sheet, there has not been:

           (a) any change in the financial condition, properties, assets, liabilities, business or operations of the Company which change by itself or in conjunction with all other such changes, whether or not arising in the ordinary course of business, has had or will have a material adverse effect with respect to the Company;

           (b) any contingent liability incurred by the Company as guarantor or otherwise with respect to the obligations of others;

           (c) any mortgage, encumbrance or lien placed on any of the properties of the Company which remains in existence on the date hereof or at the time of any Closing;

           (d) any obligation or liability incurred by the Company other than obligations and liabilities incurred in the ordinary course of business;

           (e) any purchase, sale or other disposition, or any agreement or other arrangement for the purchase, sale or other disposition, of any of the properties or assets of the Company other than in the ordinary course of business;

           (f) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the properties, assets or business of the Company on a consolidated basis;

           (g) any declaration, setting aside or payment of any dividend on, or the making of any other distribution in respect of, the capital stock of the Company, or any direct or indirect redemption, purchase or other acquisition by the Company of its own capital stock;

           (h) any labor dispute or claim of unfair labor practices involving the Company; any change in the compensation payable or to become payable by the Company to any of their officers, employees or agents other than normal merit increases in accordance with their usual practices, or any bonus payment or arrangement made to or with any of such officers, employees or agents;

           (i) any change with respect to the management, supervisory or other key personnel of the Company;

           (j) any payment or discharge of a material lien or liability of the Company which was not shown on the Base Balance Sheet or incurred in the ordinary course of business thereafter; or

           (k) any obligation or liability incurred by the Company to any of its officers, directors or shareholders or any loans or advances made by the Company to any of its officers, directors or shareholders except normal compensation and expense allowances payable to officers.



                                       5



2.11 Contracts and Commitments. Except as set forth on Schedule B, neither the Company nor any Subsidiary is subject to any contract, obligation or commitment which is material or which involves a potential commitment in excess of $10,000 or any employment contract, stock redemption or purchase agreement, financing agreement, license, lease, franchise, pension, profit-sharing, retirement or stock option plan. Copies of each agreement or document listed in Schedule B have been delivered to counsel for the Investor. Neither the Company nor any Subsidiary is in default under any contract, obligation or commitment. Neither the Company nor any Subsidiary is a party to or bound by any contract or arrangement which has had or will have a material adverse effect on its business or prospects. Neither the Company nor any Subsidiary has a material liability for renegotiation of government contracts or subcontracts.

2.12 Intellectual Property. Set forth on Schedule B is a true and complete list of all patents, patent applications, trademarks, service marks, trademark and service mark applications, trade names, and copyrights presently owned or held by the Company or the Stockholder, and any material license or right to any of the foregoing. To the best of the Company's knowledge, the Company owns or possesses or can obtain by payment of royalties which will not materially adversely affect the business of the Company all of the patents, trademarks, service marks, trade names, copyrights, proprietary rights, trade secrets, or rights or licenses to the foregoing, reasonably necessary to the conduct of its business as presently conducted or proposed to be conducted. To the best of the Company's knowledge, the Company's business, as presently conducted or as proposed to be conducted, does not and will not cause the Company to infringe or violate any of the patents, trademarks, service marks, trade names, copyrights, licenses, trade secrets or other proprietary rights of any other person. To the best of the Company's knowledge, the Company has the right to use, free and clear of claims or rights of others, all trade secrets, customer lists and manufacturing processes required for or incident to their products, and none of them is using any confidential information or trade secrets of any former employer of any of their past or present employees.

2.13 Compliance with Other Instruments. The Company is not in default in the performance of any material obligation, agreement or condition contained in any bond or debenture or any other evidence of indebtedness or any indenture or loan agreement of the Company which default affords to any person the unconditional right to accelerate any material indebtedness or terminate any material right or agreement of the Company. Neither the execution and delivery of this Agreement, nor the fulfillment of the terms herein set forth, nor the consummation of the transactions contemplated hereby, will (i) conflict with or constitute a breach of, default under or violation of any agreement, indenture, mortgage, deed of trust or other material instrument or undertaking by which the Company is bound or to which it or any of its properties are subject, or (ii) result in a violation of any court decree binding upon the Company, or (iii) result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of the Company.

2.14 Litigation. Except for matters described in Schedule B, there is no litigation pending or, to the knowledge of the Company or the Stockholder, threatened against the Company, and there are no outstanding court orders, court decrees, or court stipulations to which the Company is a party which question this Agreement or affect the transactions contemplated hereby, or which



                                       6


will or could result in any materially adverse change in the business, properties, operations, prospects, assets or in the condition, financial or otherwise, of Company. Neither the Company nor the Stockholder has reason to believe that any such action, suit, proceeding or investigation may be brought against the Company.

2.15 Permits and Licenses; Compliance with Law. The Company has all franchises, permits, licenses and other rights and privileges necessary to permit it to own its properties and to conduct its present business. The Company is not in violation of any law, regulation, authorization or order of any public authority relevant to the ownership of its properties or the carrying on of its present business.

2.16 Offerees; Sales of Securities. Except as disclosed on Schedule B, neither the Company nor anyone acting on its behalf has within the past six (6) months offered the Common Stock or any similar security of the Company for sale to, or solicited any offers to buy the same from, any person or organization other than the Investor. Except as disclosed on Schedule B, neither the Company nor anyone acting on its behalf has in the past sold, offered for sale or solicited offers to buy any of said securities so as to bring the offer, issuance or sale of the Shares, as contemplated by this Agreement, within the provisions of Section 5 of the Act. The Company has complied with all applicable state "blue-sky" or securities laws in connection with the issuance and sale of the Shares and its Common Stock and other securities.

2.17 Brokerage. Except as disclosed on Schedule B, there are no valid claims for brokerage commissions, finder's fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of the Company and the Company will indemnify and hold the Investor harmless against any liability or expense to it arising out of such a claim.

2.18 Investment Materials. The written materials prepared by the Company and furnished to the Investor prior to the date hereof describe all material aspects of the business of the Company, contains no untrue or misleading statement of a material fact or any omission to state a fact material to the business of the Company or necessary to make the statements contained therein not misleading. The factual information contained therein is correct, the assumptions, if any, are reasonable, and the projections, if any, are, to the best knowledge of the Company and the Stockholder reasonably attainable within the periods indicated.

2.19 Disclosure. Neither this Agreement, nor any financial statement, certificate, list, exhibit, letter or other written statement pertaining to the Company or the Stockholder, made or delivered to the Investor by the Company, the Stockholder or any of their respective agents, when taken as a whole along with such other information as provided to Investor, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements contained therein not misleading in light of the circumstances under which they were made.

2.20 Certain Transactions. Except as disclosed on Schedule B, except with respect to reimbursable business expenses and compensation payable for services rendered, the Company is not indebted, directly or indirectly, to any of its employees, officers, directors or stockholders or


                                       7



to their spouses or children, in any amount whatsoever; and none of said employees, officers, directors or, to the best of the Company's knowledge, stockholders, or any member of their immediate families, are indebted to the Company or have any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship. No such employee, officer, director or stockholder, or any member of their immediate families, is, directly or indirectly, interested in any material contract with the Company. The Company is not guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

2.21 Corporate Documents; Minute Books. Except for amendments necessary to satisfy representations and warranties or conditions contained herein (the form of which amendments has been approved by the Investor), the Charter and Bylaws of the Company are in the form previously provided to counsel to the Investor. The minute books of the Company previously provided to counsel to the Investor contain a complete summary of all meetings of directors and stockholders since the time of incorporation of the Company.

2.22 Employee Benefit Plans. The Company does not have any "employee benefit plan" as defined in the Employee Retirement Income Security Act of 1974, as amended.

2.23 Environmental and Safety Laws. To the best of its knowledge, the Company is not in violation of any applicable statute, law, or regulation relating to the environment or occupational health and safety, and to the best of its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law, or regulation.

2.24 Insurance. Except as disclosed in Schedule B, the Company has in full force and effect fire and casualty insurance policies, with extended coverage, and insurance against other hazards, risks and liabilities to persons and property to the extent and in the manner customary for companies in similar businesses similarly situated.

2.25 Labor Agreements and Actions. The Company is not aware that any officer or key employee or consultant intends to terminate his or her employment with the Company, nor does the Company have a present intention to terminate the employment of any of the foregoing. Subject to general principles related to wrongful termination of employees, the employment of each officer and employee of the Company is terminable at the will of the Company.

2.26 Registration Rights. Other than as granted by this Agreement, the Company has not granted or agreed to grant any registration rights with respect to the Company's capital stock, including piggyback registration rights, to any person or entity.

ARTICLE 3.        REPRESENTATIONS AND WARRANTIES OF INVESTOR

Investor hereby represents and warrants to the Company that:

3.1 Investment Intent. The Investor is purchasing or acquiring the Shares for its, own account for investment and not with a present view to, or for sale in connection with, any



                                       8


distribution thereof in violation of the Act. The Investor hereby consents to the imposition of a legend substantially similar to the following on each certificate for Shares (and shares issued upon conversion of the Shares) and the Investor agrees to abide by the restrictions contained therein:

            "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be sold, transferred or assigned unless such shares are registered under the Act or such sale, transfer or assignment is exempt from the registration requirements of the Act."

3.2 Authorization. The Investor has the power and authority to enter into this Agreement and to perform all of its obligations hereunder.

3.3 Restricted Securities. The Investor understands that the Shares have not been registered under the Act by reason of a specific exemption from the registration provisions of the Act which depends upon, among other things, the bona fide nature of Investor's investment intent as expressed herein. The Investor acknowledges that the Shares, when received, must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. The Investor has been advised of or is aware of the provisions of Rule 144 promulgated under the Act, which rule permits limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions contained therein.

3.4 Brokerage. There are no valid claims for brokerage commissions, finder's fees or similar compensation in connection with the transactions contemplated by this Agreement based upon any arrangement or agreement made by or on behalf of the Investor and the Investor agrees to indemnify and hold harmless the Company against any liability or expense to it arising out of such a claim to the extent that such claim arises out of actions or alleged actions of the Investor.

3.5 Due Organization. The Investor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all required corporate power and authority to own its property, to carry on its business as presently conducted and to carry out the transactions contemplated hereby.

3.6. No Conflict. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or constitute a breach or violation of the Amended and Restated Certificate of Incorporation or By-Laws of the Investor.

ARTICLE 4.        CONDITIONS OF INVESTOR'S AND COMPANY'S OBLIGATION

Conditions of Investor's Obligations.

In addition to the conditions set forth in Article 1 of this Agreement, the obligation of the Investor to purchase and pay for the Shares subscribed for by the Investor at each Closing shall be subject to the satisfaction of each of the following conditions:



                                       9


4.1 Representations and Warranties. The representations and warranties of the Company and the Stockholder contained herein or in the exhibits annexed hereto or otherwise made in writing by or on their behalf in connection with the transactions contemplated hereby shall be true and correct as of the first Closing with the same effect as though made on and as of that date.

4.2 Performance; No Breach. The Company shall have performed and complied with all of the agreements and conditions contained herein and required to be performed or complied with by the Company at or prior to each Closing and shall not be in breach of any provision of this Agreement.

4.3 Consents and Waivers. All necessary consents, waivers, approvals, amendments and other action on the part of any person necessary to have been obtained or effected in order to carry out the transactions contemplated by this Agreement shall have been duly obtained or effected and shall be in full force and effect and adequate.

4.4 Corporate Proceedings. All corporate and other proceedings to be taken in connection with the transactions contemplated hereby and all documents incident thereto shall be satisfactory in substance and form to the Investor and its counsel, and the Investor and its counsel shall have received all original copies or certified or other copies of documents which they may have reasonably requested.

4.5 Other Agreements. The Company shall have entered into (i) a License Agreement with BioMolecular Assays, Inc. in the form of Exhibit C hereto; and
(ii) a Warrant Agreement with the Investor, in the form of Exhibit D hereto. The Company, the stockholders of the Company and the Investor shall have entered into a Stockholders' Agreement in the form of Exhibit E hereto. The Company shall grant a license to the Investor to use its Pressure Cycling Reactor Technology in the form of Exhibit F hereto.

4.6 Charter. The Charter, in a form satisfactory to the Investor, shall have been filed with the Secretary of State for the Commonwealth of Massachusetts.

4.7         Legal Action.

            (a) There shall not have been instituted or threatened any material legal proceeding seeking to prohibit the consummation of the transactions contemplated by this Agreement, or to obtain damages from Investor with respect thereto.

            (b) None of the parties hereto shall be prohibited by any order, writ, injunction or decree of any governmental body of competent jurisdiction from consummating the transactions contemplated by this Agreement, and no material action or proceeding shall then be pending which questions the validity of this Agreement, any of the transactions contemplated hereby or any action which has been taken by any of the parties in connection herewith or in connection with any of the transactions contemplated hereby.



                                       10


4.8 No Material Adverse Change. As of each Closing pursuant to Section 1.2(ii) and 1.2(iii), the Investor shall have received a Certificate signed by the President and Treasurer of the Company certifying which, if any, of the representations and warranties contained in Article 2 hereof have become inaccurate, and there shall have been no material adverse change with respect to the business, condition (financial or otherwise) or prospects of the Company.

4.9. Officer's Certificate. The Company shall have delivered a Certificate, executed by the Clerk of the Company, dated the first Closing Date, certifying the Board of Director's and stockholders' resolutions approving this Agreement, as well as all of the Agreements referred to in Section 4.5 hereof, the issuance of the Shares, and certifying the Charter and Bylaws of the Company.

4.10 Compliance Certificate. The Investor shall have received at the first Closing a certificate signed by the President and Treasurer of the Company certifying that the conditions specified in Sections 1, and 4.1 through 4.7 have been fulfilled. At any successive Closing, the Investor shall have received a Certificate signed by the President and Treasurer of the Company certifying that the conditions specified in Sections 1 and 4.2 through 4.7 have been fulfilled.

4.11 Opinion of Counsel for Company. The Investor shall have received from Warner & Stackpole, LLP, counsel for the Company, a favorable opinion, in form and substance satisfactory to the Investor and its counsel, as to matters covered in Exhibit G hereto.

Conditions of Company's Obligations.

In addition to the conditions set forth in Article 1 of this Agreement, the obligation of the Company to issue the Shares subscribed for by the Investor at each Closing shall be subject to the satisfaction of each of the following conditions:

4.12 Representations and Warranties. The representations and warranties of the Investor contained herein or in the exhibits annexed hereto or otherwise made in writing by or on its behalf in connection with the transactions contemplated hereby shall be true and correct as of each Closing with the same effect as though made on and as of that date.

4.13 Performance; No Breach. The Investor shall have performed and complied with all of the agreements and conditions contained herein and required to be performed or complied with by it at or prior to each Closing and shall not be in breach of any provision of this Agreement.

4.14 Consents and Waivers. All necessary consents, waivers, approvals, amendments and other action on the part of the Investor necessary to have been obtained or effected in order to carry out the transactions contemplated by this Agreement shall have been duly obtained or effected and shall be in full force and effect and adequate.

4.15 Corporate Proceedings. All corporate and other proceedings to be taken in connection with the transactions contemplated hereby and all documents incident thereto shall be satisfactory in substance and form to the Company and its counsel, and the Company and its



                                       11


counsel shall have received all original copies or certified or other copies of documents which they may have reasonably requested.

4.16        Legal Action.

            (a) There shall not have been instituted or threatened any material legal proceeding seeking to prohibit the consummation of the transactions contemplated by this Agreement, or to obtain damages from the Company with respect thereto.

            (b) None of the parties hereto shall be prohibited by any order, writ, injunction or decree of any governmental body of competent jurisdiction from consummating the transactions contemplated by this Agreement, and no material action or proceeding shall then be pending which questions the validity of this Agreement, any of the transactions contemplated hereby or any action which has been taken by any of the parties in connection herewith or in connection with any of the transactions contemplated hereby.

4.17 Compliance Certificate. The Company shall have received at each Closing a certificate signed by the President and Treasurer of the Investor certifying that the conditions specified in Sections 1, and 4.12 through 4.16 have been fulfilled.

ARTICLE 5.        COVENANTS OF THE COMPANY

The Company agrees that, until the consummation of a Qualified Public Offering or, as to the Investor, until such earlier time as the Investor owns less than twenty-five (25%) percent of the Series A Preferred (computed on an as-if-converted basis and including the shares of Common Stock into which the Series A Preferred may have been converted):

5.1 Corporate Existence. The Company will maintain and cause any Subsidiary to maintain its corporate existence in good standing and comply with all applicable laws and regulations of the United States or of any state or states thereof or of any political subdivision thereof and of any governmental authority.

5.2 Furnishing of Financial Statements and Information. The Company will deliver to the Investor:

            (a) within five days of their availability, but in any event within 45 days after the close of each calendar quarter, consolidated balance sheets of the Company and any Subsidiaries as of the end of each such quarter, together with the related statements of consolidated operations, retained earnings and changes in financial position for each such quarter, all in reasonable detail and certified by an authorized accounting officer of the Company and the President of the Company, subject to year-end adjustments;

            (b) within five days of their availability, but in any event within 90 days after the end of each fiscal year, a consolidated balance sheet of the Company and any Subsidiaries, as of the end of such fiscal year, together with the related statements of consolidated operations,



                                       12


retained earnings and changes in financial position for such fiscal year, prepared in accordance with generally accepted accounting principles, all in reasonable detail and duly certified by independent public accountants acceptable to the Investor, which accountants shall have given the Company an opinion, unqualified as to the scope of the audit due to any restrictions placed upon the auditors by the Company, regarding such statements;

            (c) within thirty (30) days prior to the beginning of each fiscal year, an annual budget for such year detailing relevant financial information, including projected income and expense, borrowings, capital expenditures, cash flow, sources and uses of funds and working capital, with a comparison of budgeted amounts to actual amounts for the preceding year.

            (d) with reasonable promptness, such other financial data related to the business, affairs and financial condition of the Company and any Subsidiaries as is available to the Company and as from time to time the Investor may reasonably request;

(e) contemporaneously with the filing or mailing thereof, copies of all material filed with the Securities and Exchange Commission or made available to any stockholders of the Company; and

            (f) within 15 days after the Company learns of the commencement of any material suit, legal or equitable, or of any material administrative, arbitration or other proceeding against the Company, any of its Subsidiaries or their respective businesses, assets or properties, written notice of the nature and extent of such suit or proceeding.

5.3 Inspection. The Company will permit an agent designated by the Investor to visit and inspect at the Investor's expense any of the properties of the Company or any Subsidiaries, including their books and records (and to make extracts therefrom), and to discuss their affairs, finances, and accounts with their officers, all to such reasonable extent and at such reasonable times and intervals as the Investor may reasonably request. If the Company determines that such inspection might result in the disclosure of trade secrets or other confidential information, the Company may require such persons to sign nondisclosure agreements with respect thereto.

5.4 Meetings of Board of Directors. The Company shall cause meetings of the Board of Directors to be called not less often than once each calendar quarter, shall give notice of each such meeting to the Investor, shall permit a representative of the Investor to attend such meeting as a guest of the Board of Directors (if a designee of the Investor is not then a member of the Board of Directors), and shall provide copies of minutes of all actions taken by the Board of Directors, whether at meetings or by written consent, to the Investor.

5.5 Transactions with Affiliates. Except for transactions approved by a majority of disinterested directors, neither the Company nor any of its Subsidiaries shall enter into any transaction with any director, officer, employee, or holder of more than five (5%) percent of the outstanding shares of any class of capital stock of the Company or any of its Subsidiaries, family member of any such person, or any corporation, partnership, trust, or other entity in which any such person, or family member of any such person, is a director, officer, trustee, partner, or



                                       13


holder of more than five (5%) percent of the outstanding stock thereof, except for transactions on customary terms and conditions related to such person's employment, and except that the Company may maintain its current relationship with BioMolecular Assays in substantially the same form as currently exists.

5.6 Use of Proceeds. The Company shall use the proceeds from the sale of the Shares (i) to fund pre-operational start-up expenses, (ii) to fund operating losses prior to profitable operations, (iii) for the acquisition of capital equipment and other capital items and (iv) to pay the expenses of this offering; provided that notwithstanding the foregoing, 33% of the proceeds of the first investment pursuant to Section 1.2(i) hereof, and 67% of the proceeds of the second and third investments pursuant to Sections 1.2(ii) and 1.2(iii) hereof, shall be used to fund research and development efforts aimed at demonstration of the technical feasibility of, and commercial development for, the Company's pressure cycling reactor technology.

5.7 Employee Nondisclosure and Inventions Agreement. The Company shall use its best efforts and shall cause any of its Subsidiaries to use their best efforts to enter into an Employee Nondisclosure and Inventions Agreement with all current and future officers, key employees, and other employees who will have access to confidential information about the Company or any of its Subsidiaries. Such Employee Nondisclosure and Inventions Agreement shall be in the form of Exhibit H hereto.

5.8 Changes in Outstanding Securities. The Company shall not take any action with respect to its outstanding equity securities which will result in the Investor holding equity securities of the Company equal to or greater than twenty (20%) percent of the outstanding equity securities of the Company.

5.9 Most Favored Nation Status. During the five (5) year period commencing on the date of the Closing of the Investor's purchase of Shares pursuant to Section 1.2(ii) hereof, the Company will not grant to any persons or entities acquiring shares or rights to acquire capital stock of the Company in connection with a capital-raising transaction (an "Investor Group"), rights with respect to matters which also constitute the subject matter of this Agreement (including the Stockholder Agreement, the Warrant and the terms and conditions of the Series Preferred but specifically excluding the subject matter of the License Agreement) that are more favorable than the rights granted to the Investor hereunder or thereunder, without granting to the Investor substantially similar rights; provided, however, that the foregoing covenant shall not apply to rights granted by the Company to the members of any Investor Group which invests in such transaction an amount equal to at least five (5) times the amount the Investor has then invested in the Company hereunder (including any amounts invested pursuant to that certain Warrant Agreement between the Company and the Investor of even date). The foregoing provision shall also be inapplicable to the price term of any securities (excluding antidilutiono provisions) of the Company to be purchased by any Investor Group.

5.10 Offerees; Sales of Securities. Neither the Company nor anyone acting on its behalf shall offer for sale or solicit offers to buy any of the Company's securities so as to bring such offer, issuance or sale within the provisions of
Section  5 of the  Act.  The  Company  will  comply



                                       14


with all applicable state "blue-sky" or securities laws in connection with the issuance and sale of its securities in the future.

ARTICLE 6.        REGISTRATION RIGHTS

6.1         Three Required Registrations.

            (a) From and after the earliest to occur of (i) five (5) years from the date hereof and (ii) six months after the closing of the initial public offering of the Company, if on any three occasions the Investor shall notify the Company in writing that it intends to offer or cause to be offered for public sale all or any portion of the Registrable Securities, under such circumstances as, in the opinion of Investor's counsel, would require registration thereof under the Act, then the Company will prepare and file with the Commission and use its best efforts to cause to become effective a Registration Statement under the Act relating to such Registrable Securities as may be requested by the Investor.

            (b) In the event that the Investor determines for any reason not to proceed with a registration at any time before a Registration Statement has been declared effective by the Commission, and such Registration Statement, if theretofore filed with the Commission, is withdrawn with respect to the Registrable Securities covered thereby, and the Investor agrees to bear its own expenses incurred in connection therewith and to reimburse the Company for the out-of-pocket expenses incurred by it attributable to the registration of such Registrable Securities, then the Investor shall not be deemed to have exercised one of its three required registration rights pursuant to this Section.

            (c) Without the written consent of the Investor, neither the Company nor any holder of securities of the Company may include securities in such registration if, in the good faith judgment of the managing underwriter of such public offering, the inclusion of such securities would interfere with the successful marketing of the Registrable Securities or would require the exclusion of any portion of the Registrable Securities proposed to be registered.

6.2         Piggyback Registration Rights.

            (a) If at any time the Company shall determine to register any of its securities under the Act and in connection therewith the Company may lawfully register any of the Registrable Securities, the Company will promptly give written notice thereof to the Investor. Upon the written request of Investor given within 30 days after receipt of any such notice from the Company, the Company will, except as herein provided, cause all such Registrable Securities which the Investor has requested to be registered to be included in such Registration Statement, all to the extent requisite to permit the sale or other disposition of the Registrable Securities. Nothing herein shall prevent the Company from at any time abandoning or delaying any registration.

            (b) If any registration pursuant to this Section 6.2 shall be underwritten in whole or in part, the Company may require that the Registrable Securities requested for inclusion pursuant



                                       15


to this Section 6.2 be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. In the event that the Registrable Securities requested for inclusion pursuant to this Section 6.2 would constitute more than 25% of the total number of shares to be included in a proposed underwritten public offering, and if in the good faith judgment of the managing underwriter of such public offering the inclusion of all of the Registrable Securities originally covered by a request for registration would reduce the number of shares to be offered by the Company or interfere with the successful marketing of the shares of stock offered by the Company, then the number of Registrable Securities otherwise to be included in the underwritten public offering may be reduced pro rata among the Investor requesting such registration and any other selling security holder (based on the number of Registrable Securities for which registration is requested expressed as a percentage of the total number of shares being registered on behalf of selling security holders (including the Investor)); provided, however, that after any such required reduction the Registrable Securities to be included in such offering shall constitute at least 25% of the total number of shares to be included in such offering.

6.3 Registration Procedures. If and whenever the Company is required by the provisions of Sections 6.1 or 6.2 to effect the registration of Registrable Securities under the Act, the Company will:

            (a) prepare and file with the Commission a Registration Statement with respect to such securities, and use its best efforts to cause such Registration Statement to become and remain effective for such period as may be reasonably necessary to effect the sale of such securities;

            (b) prepare and file with the Commission such amendments to such Registration Statement and supplements to the prospectus contained therein as may be necessary to keep such Registration Statement effective for such period as may be reasonably necessary to effect the sale of such Registrable Securities;

            (c) furnish to the Investor and to the underwriters of the securities being registered such reasonable number of copies of the Registration Statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

            (d) use its best efforts to register or qualify the securities covered by such Registration Statement under the state securities or blue sky laws of such jurisdictions as Investor may reasonably request within 20 days following the original filing of such Registration Statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

            (e) notify the Investor, promptly after it shall receive notice thereof, of the time when such Registration Statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;




                                       16



(f) notify the Investor promptly of any request by the Commission for the amending or supplementing of such Registration Statement or prospectus or for additional information;

            (g) prepare and file with the Commission, promptly upon the request of the Investor, any amendments or supplements to such Registration Statement or prospectus which, in the opinion of counsel for the Investor (and concurred in by counsel for the Company), is required under the Act or the rules and regulations thereunder in connection with the distribution of the Registrable Securities by the Investor;

            (h) prepare and promptly file with the Commission and promptly notify the Investor of the filing of such amendment or supplement to such Registration Statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

            (i) advise the Investor, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

            (j) not file any amendment or supplement to such Registration Statement or prospectus to which the Investor shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Act or the rules and regulations thereunder, after having been furnished with a copy thereof at least five business days prior to the filing thereof, unless in the opinion of counsel for the Company the filing of such amendment or supplement is reasonably necessary to protect the Company from any liabilities under any applicable federal or state law and such filing will not violate applicable law; and

            (k) at the request of the Investor, furnish on the effective date of the Registration Statement and, if such registration includes an underwritten public offering, at the closing provided for in the underwriting agreement: (i) an opinion, dated each such date, of the counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the Investor, covering such matters as such underwriters and the Investor may reasonably request, in which opinion such counsel shall state (without limiting the generality of the foregoing) that such Registration Statement has become effective under the Act and that (a) to the best of such counsel's knowledge no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, (b) the Registration Statement, related prospectus and each amendment or supplement thereto appear on their face to be appropriately responsive to the requirements of the Act and the applicable rules and regulations of the Commission thereunder



                                       17


applicable to the form of the Registration Statement (except that such counsel need express no opinion as to financial statements contained therein), (c) to the best of the knowledge of such counsel after investigation, neither the Registration Statement, the prospectus nor any amendment nor supplement thereto contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (d) the description in the Registration Statement or prospectus or any amendment or supplement thereto of all legal and governmental proceedings and all contracts and other legal documents or instruments filed as exhibits to the Registration Statement are accurate and fairly present the information required to be shown, and (e) such counsel does not know of any legal or governmental proceedings, pending or threatened, required to be described in the Registration Statement or prospectus or any amendment or supplement thereto which are not described as required, nor of any contracts or documents or instruments of the character required to be described in the Registration Statement or prospectus or amendment or supplement thereto or to be filed as exhibits to the Registration Statement, which are not described and filed as required; and (ii) a letter dated each such date, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and to the Investor, covering such matters as such underwriters and the Investor may reasonably request, in which letter such accountants shall state (without limiting the generality of the foregoing) that they are independent certified public accountants within the meaning of the Act and that in the opinion of such accountants the financial statements and other financial data of the Company included in the Registration Statement or the prospectus or any amendment or supplement thereto comply in all material respects with the applicable accounting requirements of the Act.

6.4         Expenses.

            (a) With respect to each inclusion of Registrable Securities in a Registration Statement pursuant to Section 6.1 or 6.2 hereof, all fees, costs and expenses of and incidental to such registration, inclusion and public offering (as specified in paragraph (b) below) in connection therewith shall be borne by the Company; provided, however, that the Investor shall bear its pro rata share of the underwriting discount and commissions and transfer taxes.

            (b) The fees, costs and expenses of registration to be borne by the Company as provided in paragraph (a) above shall include, without limitation, all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, fees and disbursements of counsel for the underwriter or underwriters of such securities (if the Company and/or selling security holders are required to bear such fees and disbursements), all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified, and the premiums and other costs of policies of insurance against liability arising out of such public offering; the fees and disbursements of any counsel and accountants for the Investor shall be borne by the Investor.

6.5         Indemnification.



                                       18


            (a) The Company will indemnify and hold harmless the Investor and any underwriter (as defined in the Act) for the Investor and each person, if any, who controls the Investor or such underwriter within the meaning of the Act, from and against, and will reimburse the Investor and each such underwriter and controlling person with respect to, any and all loss, damage, liability, cost and expense to which the Investor or any such underwriter or controlling person may become subject under the Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by the Investor, such underwriter or such controlling person in writing specifically for use in the preparation thereof.

            (b) The Investor will indemnify and hold harmless the Company, any underwriter and any controlling person of the Company or such underwriter from and against, and will reimburse the Company, underwriter or controlling person with respect to, any and all loss, damage, liability, cost or expense to which the Company, any underwriter or any controlling person thereof may become subject under the Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue or alleged untrue statement of any material fact contained in such Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by the Investor specifically for use in the preparation thereof.

            (c) Promptly after receipt by an indemnified party pursuant to the provisions of paragraph (a) or (b) of this Section 6.5 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of paragraph (a) or (b), promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying



                                       19


party, or if there is a conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party or parties shall have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to the indemnified party of its election so to assume the defense of any action, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of paragraphs (a) or (b) hereof for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the proviso of the preceding sentence, (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

6.6 Exclusive Obligation to Register. Except as provided in this Article, the Company will have no obligation to the Investor to register under the Act any Registrable Securities received by any such Investor pursuant to this Agreement.

ARTICLE 7.   PARTICIPATION IN FUTURE OFFERINGS

7.1 Participation in Future Offerings. In order to afford the Investor the opportunity to maintain its percentage ownership interest in the Company, except for securities offered by the Company in a public offering which is registered under Section 5 of the Act, the Company agrees to offer to the Investor pro rata, according to its percentage ownership interest in the Company (calculated in accordance with Section 7.4 hereof), the opportunity to acquire any Common Stock or other Voting Stock or securities that bear rights to acquire, convert into or be redeemed or exchanged for shares of Common Stock or other Voting Stock (including without limitation any rights, options, warrants or convertible debt or equity instruments that provide any right to subscribe for, purchase or otherwise acquire shares of Common Stock or other Voting Stock) (any such shares being herein referred to as "New Shares") which may be offered by the Company during the period commencing after the first Closing hereunder and ending on the effective date of the Company's initial public offering pursuant to a Registration Statement under the Act. For purposes of this Section 7.1, "New Shares" does not include (i) the shares of Common Stock issuable upon conversion of the Preferred Stock purchased hereunder or upon exercise of the Warrant issued to the Investor of even date; (ii) securities issued as a result of any stock split, stock dividend or reclassification of Common Stock, distributable on a pro rata basis to all holders of Common Stock; (iii) securities issued to any officer, director or employee of or consultant to the Company pursuant to a stock option plan, employee stock purchase plan, restricted stock plan or other employee stock plan or agreement approved by the Board of Directors; or (iv) securities issued in connection with any merger or consolidation or acquisition approved by the Board of Directors and by the Investor in accordance with the Company's Charter.

7.2 Notice. The Company shall deliver written notice to the Investor of the terms and conditions of each offering, borrowing or other similar transaction pursuant to which the



                                       20


Company intends to issue New Shares. Such notice shall be delivered to the Investor not later than thirty (30) days prior to the date upon which any such transaction is scheduled to be consummated. By such notice, the Company shall offer to sell to the Investor the applicable amount of securities calculated pursuant to Section 7.4.

7.3 Acceptance. The Investor may accept any such offer in whole or in part by delivering to the Company a written agreement to make such purchase, executed by that Investor, specifying the amount of the securities to be purchased by the Investor, not later than ten (10) business days following the date of receipt by the Company. The terms and conditions, price, timing of closing and other provisions of such agreement by the Investor shall be not less favorable to the Company than those of the other agreement to purchase such New Shares, except that the Investor need not pay any non-cash consideration paid by the other purchasers in the offering.

7.4 Percentage Interest. The amount of New Shares to be offered to the Investor for purchase pursuant to this Article shall, with respect to each transaction subject hereto, be calculated by multiplying (a) the aggregate number of New Shares to be offered, times (b) the percentage ownership of Common Stock of the Company held by the Investor at the time the New Shares are offered (assuming conversion of all Preferred Stock of the Company into Common Stock and the exercise of all then outstanding options, warrants and other rights to acquire Common Stock).

7.5 No Accumulation. Each transaction or proposed issuance under this Article is a separate transaction. The failure of the Investor to exercise in whole or in part any prior offer shall not increase its rights with respect to the future transaction subject hereto and the rights of the Investor under this Article with respect to any transaction are reduced pro rata to the extent that such Investor acquires securities of the Company by participating directly in such transaction.

7.6 Termination of Rights. The rights provided to the Investor in this Article shall terminate at such time as the Common Stock of the Company becomes registered under Section 12(g) of the Exchange Act.

ARTICLE 8.  RESERVED

ARTICLE 9.  DEFINITIONS

For purposes of this Agreement the following terms shall have the indicated respective meanings:

            "Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under that Act, as they each may, from time to time, be in effect.



                                       21


            "Base Balance Sheet" means the most recent balance sheet included in the financial statements listed in Section 2.6.

            "Charter" means the Certificate of Incorporation or equivalent document as amended and restated from time to time.

            "Closing" shall have the meaning provided in Section 1.3.

            "Commission" means the Securities and Exchange Commission, or any other Federal agency at the time administering the securities laws of the United States.

            "Common Stock" shall include any class of capital stock of the Company, now or hereafter authorized, the right of which to share in distributions either of earnings or assets of the Company is without limit as to any amount or percentage, and common stock or other securities issued in substitution or exchange for the presently authorized Common Stock in connection with a reorganization, reclassification, merger or sale of assets.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under the Act, as they each may, from time to time, be in effect.

            "Preferred Stock" shall include any class of Preferred Stock of the Company, now or hereafter authorized, and Preferred Stock or other securities issued in substitution or exchange for the presently authorized Preferred Stock in connection with a reorganization, reclassification, merger or sale of assets.

            "Qualified Public Offering" means a firm commitment underwritten public offering of shares of Common Stock of the Company pursuant to an effective registration statement in which (i) the net proceeds to the Company from such offering are at least $10 million and (ii) the price paid by the public for such shares is at least $1,300 per share (appropriately adjusted to reflect subdivisions and combinations of the Common Stock of the Company).

            "Registrable Securities" means the Shares of Common Stock issuable to the Investor upon conversion of the shares of Preferred Stock issued hereunder; and any other shares of capital stock of the Company issued in respect of the Shares (because of stock splits, stock dividends, reclassifications, recapitalizations, mergers, consolidations, or similar events), New Shares received through the Investor's exercise of its right to purchase additional capital stock under Article 7 hereof or additional shares received pursuant to Section 8.1 hereof; provided, however, that any shares previously sold by the Investor to the public pursuant to a registered public offering or Rule 144 under the Act shall cease to be Registrable Securities.

            "Registration Statement" means a registration statement (other than a registration statement on Form S-8 solely with respect to employee benefit plans or any successor form or forms used for the purpose specified by such form) filed by the Company with the Commission under the Act for a public offering and sale of securities of the Company.



                                       22


"Shares" means the 1150 shares of Preferred Stock of the Company which may be purchased pursuant to this Agreement.

            "Subsidiary" means any corporation, association, trust or business entity of which the Company shall at any time own, directly or indirectly, at least a majority of the capital stock or other interest entitled to vote generally.

            "Voting Stock" means any class of equity security entitled to vote generally in the election of directors of the Company.

ARTICLE 10.       MISCELLANEOUS

10.1        Termination.

            (a) At any time prior to the Closing, this Agreement may be terminated (i) by mutual consent of the parties, (ii) by either side if there has been a material misrepresentation, breach of warranty or breach of covenant by the other side in its representations, warranties and covenants set forth herein, (iii) by the Investor if the conditions stated in Article 4 have not been satisfied at or prior to the Closing.

            (b) If this Agreement shall be terminated in accordance with paragraph (a), all obligations of the parties hereunder shall terminate without liability of any party to the others except as provided in Section 10.5. In the event that this Agreement is so terminated, each party will return all papers, documents, financial statements and other data furnished to it by or with respect to each other party to such other party (including any copies thereof made by the first party).

10.2 Survival of Representations and Covenants. All representations, warranties, covenants, agreements and obligations made herein or in any schedule, exhibit, notice, certificate or other document executed in connection herewith or delivered by any party to another party incident hereto shall be deemed to have been relied upon by the other party hereto and survive the execution and/or delivery thereof, and all statements contained in any such schedules, exhibit, notice, certificate or other document delivered by the Company hereunder or in connection herewith shall be deemed to constitute representations and warranties made by the Company herein.

10.3 Breach. In the event that there shall be a breach of any representation, warranty, covenant, agreement or obligation of the Company or the Stockholder after the Closing, which breach shall remain uncured for a period of thirty (30) days after notice of such breach is given by the Investor to the Company or the Stockholder, the Company shall immediately redeem the Shares at a price equal to the original purchase price therefore.

10.4 Notices. Any notice or other communication in connection with this Agreement shall be deemed to be delivered if in writing (or in the form of a telegram) addressed as provided



                                       23


below and if either (a) actually delivered at said address, or (b) in the case of a letter, three business days shall have elapsed after the same shall have been deposited in the United States mails, postage prepaid and registered or certified:

            If to the Company or the Stockholder, to:

            BioSeq, Inc.
            25 Olympia Avenue, Unit F
            Woburn, Massachusetts  01801
            Attention:  President

            with a copy to:

            Kenneth S. Boger, Esquire
            Warner & Stackpole, LLP
            75 State Street
            Boston, Massachusetts  02109

            If to the Investor, to:

            Boston Biomedica, Inc.
            375 West Street
            West Bridgewater, Massachusetts  02379
            Attention:  Richard T. Schumacher, President

            with a copy to:

            Steven R. London, Esquire
            Brown, Rudnick, Freed & Gesmer
            One Financial Center
            Boston, Massachusetts  02111

and in any case at such other address as the addressee shall have specified by written notice. All periods of notice shall be measured from the date of delivery thereof.

10.5 Costs and Expenses. Each of the parties shall bear their own costs and expenses in connection with the purchase of the Shares and the negotiation, execution, performance and enforcement of this Agreement and any amendments, waivers or consents with respect thereto.

10.6 Confidentiality. The Investor shall keep confidential and not disclose or divulge any confidential, proprietary or secret information which they may obtain from the Company in connection with the transactions contemplated herein, or pursuant to inspection rights granted hereunder unless such information is or hereafter becomes public information.




                                       24


10.7 Assignment; Rights of Successors and Assigns. This Agreement shall be assignable by the Investor to its affiliates and any successor of the Investor. All representations, warranties, covenants, agreements and obligations hereunder made by or on behalf of the parties hereto shall be binding upon and shall inure to the benefit of the respective successors and assigns of the parties hereto, whether so expressed or not.

10.8 Research and Development Services. The Investor shall perform research and development services for the Company related to the Company's Pressure Cycling Reactor Technology in areas to be agreed upon by the Investor and the Company. The cost for such research and development services shall be $125 per hour for senior staff(officers and department directors and managers), $75 per hour for middle-management support staff (supervisors and medical technicians), and $50 per hour for all other personnel. Subject to the closing of the Investor's second investment pursuant to Section 1.2(ii) of this Agreement, in the event that the Company requests of the Investor less than $100,000 of research services (based on the above rates), the Company shall nevertheless pay the Investor a minimum of $100,000 for any research and development services performed by the Investor between the date of the Investor's investment pursuant to Section 1.2(ii) hereof and September 30, 1997. Subject to the closing of the Investor's third investment pursuant to Section 1.2(iii) of this Agreement, in the event that the Company requests of the Investor less than $150,000 of research services (based on the above rates), the Company shall nevertheless pay the Investor a minimum of $150,000 for research and development services performed by the Investor after the date of such third closing until December 31, 1998. The scope and nature of each research and development project performed by the Investor for the Company shall be jointly designed, developed and agreed upon by the Investor and the Company.

10.9 Entire Agreement. This Agreement (including all exhibits or schedules appended to this Agreement and all documents delivered pursuant to or referred to in this Agreement, all of which are hereby incorporated herein by reference) constitutes the entire agreement between the parties, and all promises, representations, understandings, warranties and agreements with reference to the subject matter hereof and inducements to the making of this Agreement relied upon by any party hereto, have been expressed herein or in the documents incorporated herein by reference.

10.10 Amendments and Waivers. Changes in or additions to this Agreement may be made or compliance with any term, covenant, agreement, condition or provision set forth herein or therein may be omitted or waived (either generally or in a particular instance and either retroactively or prospectively), upon written consent of the Company and the Investor; provided however, that no waiver or consent on any one instance shall be deemed to be or be construed as a further or continuing waiver of any such term or condition unless it expressly so provides.

10.11 Governing Law; Severability This Agreement shall be deemed a contract made under the laws of the Commonwealth of Massachusetts and, together with the rights and obligations of the parties hereunder, shall be construed under and governed by the laws of such Commonwealth. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision hereof.



                                       25


10.12 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed in original but all of which together shall constitute one and the same instrument.

10.13 Effect of Table of Contents and Headings. Any table of contents, title of an article or section heading herein contained is for convenience or reference only and shall not affect the meaning of construction of any of the provisions hereof.

            IN WITNESS WHEREOF, this Agreement has been executed as a sealed instrument by the parties hereto or their duly authorized representatives effective as of the date first above written.

                            [SIGNATURE PAGE FOLLOWS]



                                       26


Corporate Seal                             BioSeq, Inc.


ATTEST:                                    By: ____________________________
                                               James A. Laugharn, President
-----------------------------
Clerk


Corporate Seal                             BioMolecular Assays, Inc. (only with
                                           respect to Article 2 hereof)
ATTEST:

                                           By: _______________________________
Clerk                                          James A. Laugharn, President



Corporate Seal                             INVESTOR:

ATTEST:                                    Boston Biomedica, Inc.


______________________________             By: ________________________________
Clerk                                          Richard T. Schumacher, President




                                       27


                         LIST OF SCHEDULES AND EXHIBITS



Schedule A - Description of Milestones

Schedule B - Disclosure Schedule

Exhibit A - Amended and Restated Articles of Organization

Exhibit B - Financial Statements

Exhibit C - License Agreement between BioSeq, Inc. and BioMolecular Assays, Inc.

Exhibit D - Warrant Agreement

Exhibit E - Stockholders' Agreement

Exhibit F - License Agreement between BioSeq, Inc. and the Investor

Exhibit G - Legal Opinion of Company Counsel

Exhibit H - Employee Nondisclosure and Developments Agreement


                                       28


                                   SCHEDULE A
                                       TO
                       PREFERRED STOCK PURCHASE AGREEMENT
                              DATED OCTOBER 7, 1996

                            Description of Milestones
                            -------------------------

1. Conclusive demonstration of the ability to achieve and maintain enzymatic synchrony.

2. Conclusive demonstration of the ability to control the extent of digestions in order to allow the routine generation of groups of deletions of variable or constant length.

3. Conclusive demonstration of the ability to immobilize the DNA substrate at the 5" end, under pressure, and using available solid-phase technologies.






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                                   SCHEDULE B
                                       to
                   Preferred Stock Purchase Agreement between
                     BioSeq, Inc. and Boston Biomedica, Inc.
                                 October 7, 1996


         The following references are to sections of the Purchase Agreement between BioSeq, Inc. and Boston Biomedica, Inc. dated 4 October, 1996.

SECTION 2.3, CAPITALIZATION

         The following options to purchase shares of Common Stock of the Company are currently outstanding:

Name of Option Holder                    Option to Purchase (Number of Shares)
---------------------                    -------------------------------------
Donald R. Johnson, Ph.D.                 10 shares of Common Stock
Henry Paulus, Ph.D.                      7.5 shares of Common Stock
Carson H. Powers                         10 shares of Common Stock
Irwin Gruverman                          50 shares of Common Stock (agreement)
BioMolecular Assays, Inc.                217 shares of Common Stock (convertible
                                             loan arrangement)

         The Company has reserved 1,086 shares of its Common Stock, $.01 par value, for issuance pursuant to the exercise of options that may be granted to employees of the Company pursuant to plans or agreements approved by a majority of the Board of Directors.

SECTION 2.10, ABSENCE OF CERTAIN CHANGES

         The Company entered into a Stock Purchase Agreement dated August 21, 1996 between the Company and G&G Diagnostics Limited Partnership II, a Delaware limited partnership, pursuant to which G&G purchased 100 shares of Common Stock of the Company for an aggregate purchase price $50,000.

SECTION 2.11, CONTRACTS AND COMMITMENTS

         The Company has entered into the following contracts and commitments:

1. Letter Agreement dated September 14, 1995 granting options to purchase up to 7.5 shares of Common Stock of the Company to Henry Paulus, Ph.D.

2. Letter Agreement dated September 24, 1995 granting options to purchase up to 10 shares of Common Stock of the Company to Carson H. Powers.




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3.       Letter  Agreement dated October 2, 1995 granting options to purchase up to 10 shares of Common Stock of the Company to Donald R. Johnson, Ph.D.

4. Letter Agreement dated August 20, 1996 from Irwin Gruverman, P.E. regarding his consulting services in consideration of 50 shares of Common Stock of the Company.

5. Stock Purchase Agreement dated August 21, 1996 between the Company and G&G Diagnostics Limited Partnership II, a Delaware limited partnership, pursuant to which G&G purchased 100 shares of common stock of the Company for an aggregate purchase price of $50,000.

6. Agreement between BioMolecular Assays, Inc. and the Company dated as of September, 1996 regarding provision of services.

SECTION 2.12, INTELLECTUAL PROPERTY

1. Technology Transfer and Patent Assignment Agreement dated as of even date herewith between BioMolecular Assays, Inc. and the Company, pursuant to which BioMolecular Assays, Inc. has assigned certain technology rights, trademark rights and the following patent applications to the Company on the terms set forth therein:

         a.            type              US application
                       title             "Controlling Enzymatic Activity"
                       date              March 7, 1995

         b.            type              US CIP application
                       title             "Controlling Enzymatic Activity"
                       date              June 7, 1995

         c.            type              PCT and US CIP application
                       title             "Pressure Cycling Reactor"
                       date              March 7, 1996

         d.            type              US application
                       title             "Pressure Controlled Binding
                                          Application"
                       date              July 3, 1996

         e.            type              US application
                       title             "Pressure Controlled Separation and
                                          Purification Process"
                       date              scheduled to file by September 1996

2. Application of BioMolecular Assays, Inc. for Service Mark Registration Based on Intent to Use for the mark "BIOSEQ" dated May 3, 1996 in international class 42 for Research, Development and Consulting Services in the field of Pharmaceuticals, Diagnostics and Molecular Biology, which BMA has agreed to assign to BioSeq as referenced in item
         1. above.




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SECTION 2.16, OFFEREES; SALES OF SECURITIES

         Within the past six months the Company issued shares of Common Stock to the following shareholders:

          NAME OF HOLDER                                    NUMBER OF SHARES OF
          --------------                                    -------------------
                                                               COMMON STOCK
                                                               ------------

BioMolecular Assays, Inc.                                         1,196
Dreier, Gustav H.                                                   205
G&G Diagnostics Limited Partnership II                              100
Green, David J.                                                     285
Laugharn, Jr., James A.                                             333
Litt, Gerald                                                        100
Powers, Carson II.                                                  100
Rudd, Edwin A.                                                      146
Smith, James H.                                                      25
TOTAL                                                             2,490

SECTION 2.20, CERTAIN TRANSACTIONS

         BioMolecular Assays, Inc. and the Company have an agreement pursuant to which Bimolecular Assays, Inc. provides services to the Company pursuant to a payment schedule as set forth therein.

         $32,500 of convertible debt was issued in March 1996 to BioMolecular Assays, Inc. which is convertible into 217 shares of common stock of the Company at BioMolecular Assays' option.

SECTION 2.24, INSURANCE

         The Company plans to carry general liability insurance and special equipment insurance but does not have such insurance policies in place as of the date hereof.



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